                                                                    EXHIBIT 10.3



                                 AMENDMENT NO. 1
           TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                               OF HCPI/UTAH, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY


               THIS AMENDMENT NO.1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC ("Amendment") is made and entered into effective as of the 30th day of June, 1999 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the "Managing Member"), Boyer Providence Medical Associates, L.C., a Utah limited liability company ("Boyer Providence"), Boyer-BPMA Holdings, L.C., a Utah limited liability company ("Boyer-BPMA"), and Spring Creek Medical Building L.L.C., a Utah limited liability company ("Spring Creek").

                                    RECITALS

               A. Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999 (the "LLC Agreement").

               B. Pursuant to that certain Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended (the "Contribution Agreement"), between Managing Member, HCPI/Utah, Boyer, Boyer Providence, and the parties identified as "Transferors" on the signature page thereto, Boyer Providence has, concurrently herewith, contributed the Property known as "Creekside" to HCPI/Utah in exchange for Non-Managing Member Units (the "Contribution").

               C. Boyer Providence has directed that the Non-Managing Member Units deliverable to it in accordance with the foregoing be assigned to its members, Boyer-BPMA and Spring Creek.

               D. Managing Member hereby consents to the foregoing assignment and to the admission of Boyer-BPMA and Spring Creek as Members of HCPI/Utah.

               E. Prior to the Contribution, Boyer Providence had master leased the space within the medical office building constructed on the Creekside Property to Spring Creek pursuant to that certain Creekside Master Lease dated as of December, 1997, as amended by that certain First Amendment to Lease dated February 20, 1998 (the "Master Lease") by and between Boyer Providence, as landlord, and Spring Creek, as tenant. In connection with the Contribution, HCPI/Utah is succeeding to Boyer Providence's interests as the landlord under the Master Lease. To secure the performance of Spring Creek's obligations under the Master Lease, HCPI/Utah has required Spring Creek to pledge certain of its Non-Managing Member Units to HCPI/Utah, as more particularly described in that certain Pledge Agreement of even date herewith between HCPI/Utah and Spring Creek (the "Pledge Agreement"). Managing Member hereby consents to the foregoing pledge.

               F. Pursuant to the power granted to it by Sections 7.3.C(1) and 11.4.C of the LLC Agreement, the Managing Member is executing this Amendment to reflect Boyer-

BPMA's Membership Interest and Spring Creek's Membership Interest in accordance with the foregoing.

                                    AMENDMENT

               NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

               1. Consent. Managing Member hereby consents to the admission of Boyer-BPMA and Spring Creek as Non-Managing Members of HCPI/Utah and to the pledge by Spring Creek of certain of its Non-Managing Member Units to HCPI/Utah in accordance with the terms of the Pledge Agreement.

               2. Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

               3. Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

               4. Consent to be Bound by LLC Agreement. Boyer-BPMA and Spring Creek hereby consent to and agree to be bound by all terms of the LLC Agreement, as hereby amended. Boyer-BPMA and Spring Creek hereby acknowledge receipt of a copy of the LLC Agreement.

               5. Conflicting Terms. Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

               6. Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.




                        [remainder of page intentionally
                      left blank - signature page follows]

               IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                   HEALTH CARE PROPERTY INVESTORS, INC.,
                                   a Maryland corporation

                                   By:     /s/ EDWARD J. HENNING
                                      ------------------------------------------
                                   Name:   Edward J. Henning
                                   Title:  Senior Vice President, General
                                           Counsel and Corporate Secretary


                                   BOYER PROVIDENCE MEDICAL ASSOCIATES, L.C., a Utah limited liability company

                                   By:  The Boyer Company, L.C., a Utah
                                        limited liability company, its Manager

                                        By:    /s/ H. ROGER BOYER
                                           -------------------------------------
                                        Name:  H. Roger Boyer
                                        Title: Chairman and Manager

                                   BOYER-BPMA HOLDINGS, L.C., a Utah
                                   limited liability company

                                   By:  The Boyer Company L.C., a Utah limited
                                        liability company, its Manager

                                        By:    /s/ H. ROGER BOYER
                                           -------------------------------------
                                        Name:  H. Roger Boyer
                                        Title: Chairman and Manager


                                   SPRING CREEK MEDICAL BUILDING L.L.C.,
                                   a Utah limited liability company

                                   By:     /s/ ROGER A. OLSEN
                                      ------------------------------------------
                                   Name:   Roger A. Olsen
                                   Title:  Member

                                   By:     /s/ THOMAS L. REES
                                      ------------------------------------------
                                   Name:   Thomas L. Rees
                                   Title:  Member

                                   By:     /s/ GARY R. GIBBONS
                                      ------------------------------------------
                                   Name:   Gary R. Gibbons
                                   Title:  Member

                                    EXHIBIT A
                         MEMBERS' CAPITAL CONTRIBUTIONS


Non-Managing Members
Address:
                                       with a copy to:                           with a copy to:
c/o The Boyer Company, L.C.            Gibson, Dunn & Crutcher LLP               Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310          333 South Grand Avenue                    185 South State Street, Suite 1300
Salt Lake City, Utah 84102             Los Angeles, California 90071             Salt Lake City, Utah 84111-1536
Attention:       Steven B. Ostler      Attention:       Kenneth M. Doran, Esq.   Attention:      David E. Gee, Esq.
Telephone No.:   (801) 521-4781        Telephone No.:   (213) 229-7000           Telephone No.:  (801) 532-7840
Facsimile No.:   (801) 521-4793        Facsimile No.:   (213) 229-7520           Facsimile No.:  (801) 532-7750

------------------------------------------------------------------------------------------------------------------
                                                         GROSS ASSET
                                                           VALUE OF       NET ASSET VALUE     UNIT      NUMBER OF
MEMBER                        CONTRIBUTION               CONTRIBUTION     OF CONTRIBUTION     VALUE       UNITS
------------------------------------------------------------------------------------------------------------------
Boyer Castle Dale             Castle Dale                 $1,800,000           $552,538       $32.00      17,267
------------------------------------------------------------------------------------------------------------------
Boyer Centerville             Centerville                 $1,520,000           $536,717       $32.00      16,772
------------------------------------------------------------------------------------------------------------------
Boyer Elko                    Elko                        $2,620,000           $832,395       $32.00      26,012
------------------------------------------------------------------------------------------------------------------
Boyer Desert Springs          Granger, Tatum             $21,250,000         $3,652,897       $32.00     114,153
------------------------------------------------------------------------------------------------------------------
Boyer Grantsville             Grantsville                   $410,000           $170,806       $32.00       5,338
------------------------------------------------------------------------------------------------------------------
Boyer Ogden Medical           Ogden Medical               $4,220,000            $25,145       $32.00         786
------------------------------------------------------------------------------------------------------------------
Boyer Ogden Medical #2        Ogden Women's               $2,300,000         $1,171,029       $32.00      36,595
------------------------------------------------------------------------------------------------------------------
Boyer Salt Lake               SLIC                          $885,000           $395,210       $32.00      12,350
------------------------------------------------------------------------------------------------------------------
Boyer St. Mark's Medical      St. Mark's I               $10,700,000         $3,352,905       $32.00     104,778
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Boyer McKay-Dee               60% Undivided               $8,880,000         $2,281,455       $32.00      71,295
                              Interest in St.
                              Mark's II
------------------------------------------------------------------------------------------------------------------
Boyer St. Mark's #2           40% Undivided               $5,920,000         $1,520,970       $32.00      47,530
                              Interest in St.
                              Mark's II
------------------------------------------------------------------------------------------------------------------
Boyer Iomega                  Timpanogos                  $8,100,000         $2,377,577       $32.00      74,299
------------------------------------------------------------------------------------------------------------------
Boyer Springville             Springville                 $1,500,000         $1,461,700       $32.00      45,678
------------------------------------------------------------------------------------------------------------------
Boyer Primary Care            Wasatch Family              $1,800,000           $652,622       $32.00      20,394
------------------------------------------------------------------------------------------------------------------
   Total Non-Managing Member Units (Initial Closing)                        $18,983,966                  593,247
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Boyer BPMA Holdings           50% Creekside               $2,131,530.00        $573,952       $32.00      17,936
------------------------------------------------------------------------------------------------------------------
Spring Creek Medical          50% Creekside               $2,131,530.00        $573,952       $32.00      17,936
------------------------------------------------------------------------------------------------------------------
   Total Non-Managing Member Units (Creekside Closing)                       $1,147,904                   35,872
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total Non-Managing Member Units                                             $20,131,870                  629,119
------------------------------------------------------------------------------------------------------------------


Managing Member
Address:

Health Care Property Investors, Inc.                                with a copy to:
4675 MacArthur Court, Suite 900                                     Latham & Watkins
Newport Beach, California 92660                                     650 Town Center Drive, 20th Floor
Attention:        Edward J. Henning, Esq.                           Costa Mesa, California  92626
Telephone No.:    (949) 221-0600                                    Attention:         David C. Meckler, Esq.
Facsimile No.:    (949) 221-0607                                    Telephone No.:     (714) 540-1235
                                                                    Facsimile No.:     (714) 755-8290

-----------------------------------------------------------------------------------------------------
Health Care Property  Initial Closing            $18,897,758        $18,897,758   $32.00     590,555
Investors             Cash
-----------------------------------------------------------------------------------------------------
Health Care Property  Creekside Closing           $2,733,952         $2,733,952   $32.00      85,436
Investors             Cash
-----------------------------------------------------------------------------------------------------
   Total Managing Member Units                   $21,631,710        $21,631,710              675,991
-----------------------------------------------------------------------------------------------------